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                       PLEDGE AND SECURITY AGREEMENT

     This PLEDGE AND SECURITY AGREEMENT (as amended, restated, replaced, supplemented or otherwise modified from time to time, this "Agreement") is
                                                            ---------
dated as of November 8, 1999 and entered into by and between James Thorburn, in his individual capacity, ("Grantor") and Semiconductor Components
                              -------
Industries, LLC, (together with its successors and assigns, "Secured Party").
                                                             -------------

                          PRELIMINARY STATEMENTS

     WHEREAS, Secured Party has agreed to loan Grantor the principal amount of $227,867.50 (the "Loan") in accordance with that certain Promissory
                     ----
Note/Security Interest made by Grantor, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Note") in order to finance Grantor's acquisition of 70,000
              ----
shares of common stock of Zilog Inc. (the "Property");
                                           --------

     WHEREAS, it is a condition precedent to the making of the Loan by Secured Party that Grantor shall grant the security interests and undertaken the obligations contemplated by this Agreement; and

     WHEREAS, it is intended that the security interest granted hereunder secure the Loan until the Principal Amount and Interest (each term as defined in the Note) is paid in full by the Grantor.

     NOW, THEREFORE, in consideration of the premises and in order to induce Secured Party to make the Loan and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, Grantor hereby agrees with Secured Party as follows:

     SECTION 1. Grant and Pledge of Security. Grantor hereby assigns and
                ----------------------------
pledges to Secured Party, and hereby grants to Secured Party a security interest in, all of Grantor's right, title and interest in and to the Property, whether now or hereafter acquired (the "Pledged Collateral"), and any interest of the Grantor in the entries on the books of Zilog Inc. or any financial intermediary pertaining to the Property, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributable in respect of or in exchange for any or all of the Property. The Grantor shall deliver to the Secured Party the certificates representing the Property, together with the Assignment Separate From Certificates (in the form attached hereto as Exhibit
A) signed by the Grantor equal to the number of certificates delivered, and such certificates and Assignment shall remain in the possession of the Secured Party until this Agreement is terminated, at which time, the Secured Party shall return the certificates and Assignment to the Grantor. Notwithstanding the foregoing, in the event Grantor wishes to dispose of all or part of the Pledged Collateral in order to satisfy the Secured Obligations (as defined in Section 2 hereof), the Secured Party shall permit such disposition in a manner mutually acceptable to the parties hereto (including without limitation delivering the certificates to a third-party purchaser or broker in order to effectuate such sale or disposition), provided the proceeds of any such sale or disposition shall first be used to satisfy the Secured Obligations in full. In the case of an Acceleration Event (as defined in the

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Note), the Grantor hereby appoints the Secured Party as his true and lawful attorney to take such action as may be necessary or appropriate to cause the Pledged Collateral to be transferred into the name of the Secured Party or any assignee of the Secured Party and to take any other action on behalf of the Grantor permitted hereunder or under applicable law.

     SECTION 2. Security for Obligations. This Agreement secures, and the
                ------------------------
Pledged Collateral is collateral security for, all obligations of every nature of the Grantor now or hereafter existing under the Note (all such obligations collectively, the "Secured Obligations").
                               -------------------

     SECTION 3. No Assumption. Notwithstanding any of the foregoing, this
                -------------
Agreement shall not in any way be deemed to obligate Secured Party to assume any of Grantor's obligations, duties, expenses or liabilities now existing or hereafter drafted or executed (collectively, the "Grantor Obligations")
                                                  -------------------
unless Secured Party or any such purchaser otherwise expressly agrees to assume any or all of such Grantor Obligations in writing.

     SECTION 4. Further Assurances and Covenants of Grantor. Grantor agrees
                -------------------------------------------
that from time to time, at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Grantor shall not, without the prior written consent of Secured Party, which may be granted or withheld in Secured Party's sole discretion, sell, assign (by operation of law or otherwise), pledge or otherwise dispose of or hypothecate all or any part of the Pledged Collateral. Notwithstanding the foregoing, in the event Grantor wishes to dispose of all or part of the Pledged Collateral in order to satisfy the Secured Obligations, the Secured Party shall permit such disposition in a manner mutually acceptable to the parties hereto (including without limitation delivering the certificates to a third-party purchaser or broker in order to effectuate such sale or disposition), provided the proceeds of any such sale or disposition shall first be used to satisfy the Secured Obligations in full.

     SECTION 5. Acceleration Event; Grantor's Failure to Perform. In the case
                ------------------------------------------------
of an Acceleration Event (as defined in the Note) or Grantor's failure to perform any term of this Agreement, in addition to all of Secured Party's other rights and remedies at law and in equity, Secured Party shall have the right, upon five days prior notice to Grantor, to dispose in any manner of all or any portion of the Pledged Collateral and to apply the proceeds as follows: (i) first to pay Secured Party's expenses (including reasonable attorney's fees) in connection with collection of the Note; (ii) second, to apply so much of the remaining proceeds as may be necessary to pay the unpaid Principal Amount and Interest accrued under the Note; and (iii) third, to pay any remaining amount of the proceeds to Grantor.

     SECTION 6. Continuing Security Interest; Transfer of Loan. This
                ----------------------------------------------
Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of the Secured Obligations, (b) be binding upon Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c),


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neither party may transfer their rights or obligations under this Agreement, except that the Secured Party may assign or otherwise transfer the Note and this Agreement to any successor-in-interest, including without limitation any purchaser of substantially all of the assets of the Secured Party. Upon the indefeasible payment in full of all Secured Obligations, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to Grantor.

    SECTION 7. Amendments. No amendment, modification, termination or waiver
               ----------
of any provision of this Agreement, or consent to any departure by Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and, in the case of any such amendment or modification by Grantor, such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

    SECTION 8. Notices. Any notice or other communication herein required or
               -------
permitted to be given hereunder shall be given in accordance with Section 5(d) of the Note.

    SECTION 9. Failure or Indulgence not Waiver; Remedies Cumulative. No
               -----------------------------------------------------
failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right, privilege or option or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right, privilege or option preclude any other or further exercise thereof or of any other power, right, privilege or option. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

    SECTION 10. Severability. In case any provision in or obligation under
                ------------
this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

    SECTION 11. Headings. Section and subsection headings in this Agreement
                --------
are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

    SECTION 12. Governing Law; Terms; Assignment. THIS AGREEMENT AND THE
                --------------------------------
RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ARIZONA. This Agreement shall inure to the benefit of, and be binding upon, the Secured Party and its successors and assigns and be binding upon the Grantor and the Grantor's legal representatives, heirs and legatees, distributees, assigns and transferees by operation of law.

    SECTION 13. Waiver. The provisions of Section 5(e) of the Note are hereby
                ------
incorporated by reference in their entirety.

    SECTION 15. Counterparts. This Agreement may be executed in one or more
                ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple

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separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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     IN WITNESS WHEREOF, Grantor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GRANTOR:                     James Thorburn, in his individual capacity



                             By:  /s/ James Thorburn
                                  --------------------
                                  Name: James Thorburn
                                  Title: C.O.O.

SECURED PARTY:               Semiconductor Components Industries LLC



                             By:  /s/ George H. Cave
                                  ----------------------
                                  Name: George H. Cave
                                  Title: Assistant Secretary & General Counsel


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